Exhibit 99.1

CORPORATE OFFICE PROPERTIES TRUST

AMENDED AND RESTATED 1998 LONG TERM INCENTIVE PLAN

1.                                      PURPOSES.

The purposes of the 1998 Long Term Incentive Plan are to advance the interests of Corporate Office Properties Trust and its shareholders by providing a means to attract, retain, and motivate employees and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

2.                                      DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)           “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b)           “Award” means any Option, Dividend Equivalent, Restricted Shares, or LTIP Units granted to an Eligible Person under the Plan.

(c)           “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(d)           “Beneficiary” means the person, persons, trust or trusts which have been designated by such Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e)           “Board” means the Board of Directors of the Company.

(f)            “Code” means the Internal Revenue Code of 1986, as amended from time to time.  References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(g)           “Committee” means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board), as may be designated by the Board to administer the Plan.

(h)           “Company” means Corporate Office Properties Trust, a Maryland real estate investment trust, or any successor.

(i)            “Director” means a member of the Board who is not an employee of the Company, a Subsidiary or an Affiliate.

(j)            “Dividend Equivalent” means a right, granted under Section 5(c), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

(k)           “Eligible Person” means (i) an employee of the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director.

(l)            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.  References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

(m)          “Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee.  If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the mean between the high and low selling prices per Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange or market system.

(n)           “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(o)           “LTIP Units” means the interests in the Operating Partnership defined as LTIP Units in the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, as amended or restated from time to time.

(p)           “NQSO” means any Option that is not an ISO.

(q)           “Operating Partnership” means Corporate Office Properties, L.P., a Delaware limited partnership, the entity through which the Company conducts its business and an entity that elected to be treated as a partnership for federal income tax purposes.

(r)            “Option” means a right, granted under Section 5(b), to purchase Shares.

(s)           “Participant” means an Eligible Person who has been granted an Award under the Plan.

(t)            “Plan” means this 1998 Long Term Incentive Plan.

(u)           “Restricted Shares” means any Shares awarded under Section 5(d) that are subject to restrictions specified at the time of the Award.

(v)           “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(w)          “Shares” means common shares of beneficial interest, $.01 par value per share, of the Company.

(x)            “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3.                                      ADMINISTRATION.

(a)           AUTHORITY OF THE COMMITTEE.  The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)            to select Eligible Persons to whom Awards may be granted;

(ii)           to designate Affiliates;

(iii)          to determine the type or types of Awards to be granted to each Eligible Person;

(iv)          to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(v)           to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(vi)          to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person;

(vii)         to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

(viii)        to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(ix)           to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

(x)            to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable; and

(xi)           to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(b)           MANNER OF EXERCISE OF COMMITTEE AUTHORITY.  The Committee shall have sole discretion in exercising its authority under the Plan.  Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and shareholders.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to officers or employees of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

(c)           LIMITATION OF LIABILITY.  Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan.  No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4.                                      SHARES SUBJECT TO THE PLAN.

(a)           Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 13% of the total of: (i) the number of issued and outstanding Shares at the time the Award is granted, plus (ii) the number of Shares which would be outstanding upon redemption of all operating partnership units or other securities of the Company which are convertible into Shares at the time the Award is granted and which have not yet been so redeemed; provided, however, that no more than 300,000 Shares shall be cumulatively available for Awards of ISOs hereunder and no more than 30% of the total number of Shares reserved for issuance hereunder shall be cumulatively available for Awards of Restricted Shares and LTIP Units.  No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence.  If any Awards are forfeited, canceled, terminated, exchanged, or surrendered, or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange, or surrender, again be available for Awards under the Plan.  Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised.

(b)           Subject to adjustment as provided in Section 4(c) hereof, the maximum number of Shares with respect to which Options may be granted and the maximum number of Restricted Shares and LTIP Units which may be awarded during a calendar year to any Eligible Person under this Plan shall be (i) 300,000 Shares and (ii) 300,000 Restricted Shares and/or LTIP Units.

(c)           In the event of any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, dividend or distribution other than in the ordinary course or other similar transaction or event that affects the Shares or LTIP Units such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall adjust any or all of (i) the number and kind of shares or other securities which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to Options, such adjustment shall be made in accordance with Section 424(a) and 409A of the Code.  Such adjustments shall be made in such manner as the Committee may deem equitable.

(d)           Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

5.                                      SPECIFIC TERMS OF AWARDS.

(a)           GENERAL.  Awards may be granted on the terms and conditions set forth in this Section 5.  In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Eligible Person.

(b)           OPTIONS.  The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

(i)            EXERCISE PRICE.  The exercise price per Share purchasable under an Option shall be determined by the Committee, and the Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

(ii)           OPTION TERM.  The term of each Option shall be determined by the Committee.

(iii)          TIME AND METHOD OF EXERCISE.  The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons.

(iv)          ISOS.  The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan.  ISOs may only be granted to employees of the Company or a Subsidiary.

(c)           DIVIDEND EQUIVALENTS.  The Committee is authorized to grant Dividend Equivalents to Eligible Persons.  The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

(d)           RESTRICTED SHARES.  The Committee is authorized to grant Awards consisting of Restricted Shares to Eligible Persons, on the following terms and conditions:

(i)            AWARDS.  At the time of an Award of Restricted Shares, the Committee shall cause the Company to deliver to the Participant, or to a custodian or escrow agent designated by the Committee, a certificate or certificates for such Restricted Shares registered in the name of the Participant, unless such Restricted Shares are in uncertificated form.  The Participant shall have all the rights of a stockholder with respect to such Restricted Shares, subject to the terms and conditions, including forfeiture or resale to the Company, if any, as the Committee may determine to be desirable pursuant to this Section 5(d).  The Committee may designate the Company or one or more of its executive officers to act as custodian or escrow agent for the certificate(s), if any.

(ii)           RESTRICTED SHARE AGREEMENT.  A Participant granted an Award of Restricted Shares shall be deemed to have become a stockholder of the Company and to have rights with respect to such Restricted Shares (including the rights to vote or to receive dividends) as of the date of grant; provided that such Participant shall forfeit such Award unless he or she has executed a Restricted Share Agreement, a stock power endorsed in blank, or another instrument evidencing the Award, in form and substance satisfactory to the Committee, and delivered a fully executed copy thereof to the Company and otherwise complied with the then applicable terms and conditions of such Award within the time permitted by the Committee.  The terms and conditions of each such Restricted Share Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and Participants.

(iii)          RESTRICTIONS.  Restricted Shares awarded under this Plan may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, except as specifically provided herein or in the Restricted Share Agreement.  The Committee at the time of the Award shall specify the date or dates and/or the attainment of performance goals, objectives, and other conditions on which such restrictions and the Company’s right of repurchase or forfeiture shall lapse.

(iv)          CERTIFICATE AND LEGEND.  When an Award of Restricted Shares is granted to a Participant, the Company shall issue a certificate or certificates in respect of such Restricted Shares (unless such Restricted Shares are in uncertificated form), which shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award in substantially the following form:

“The transferability of the common shares of beneficial interest represented by this certificate are subject to the terms and conditions (including forfeiture) of a Restricted Share Agreement entered into between the registered owner and Corporate Office Properties Trust.  A copy of such agreement is on file in the offices of the Secretary of the Company, (address).”

(v)           PAYMENT.  Except as may be otherwise determined by the Committee (or as required in order to satisfy the tax withholding obligations imposed under Section 8(c) of this Plan), Participants granted Awards of Restricted Shares will not be required to make any payment or provide any consideration to the Company other than the rendering of their services.

(vi)          FORFEITURE.  Subject to the provisions of Section 5(d)(vii), upon termination of the Participant’s employment for any reason prior to the expiration or other termination of the restrictions described in Section 5(d)(iii), all Restricted Shares with respect to which such restrictions have not yet expired or been terminated shall be forfeited to the Company and may be repurchased by the Company for a purchase price equal to the original purchase price paid by the Participant for such Restricted Shares.

(vii)         WAIVER OF RESTRICTIONS.  In the event of a Participant’s normal retirement, permanent total disability, or death, or in cases of special circumstances, the Committee, in its sole discretion, may waive in whole or in part any or all remaining restrictions with respect to such Participant’s Restricted Shares.

(e)           LTIP UNITS.  The Committee is authorized to grant Awards consisting of LTIP Units to Eligible Persons on the following terms and conditions:

(i)            LTIP UNIT AWARD AGREEMENT.  Unless otherwise provided by the Committee, a Participant granted an Award of LTIP Units will be deemed to have become a limited partner of the Operating Partnership and to have rights with respect to such LTIP Units (including the rights, if any, to receive distributions) as of the date of grant; provided that such Participant shall forfeit such Award unless he or she has executed an LTIP Unit Award Agreement, in form and substance satisfactory to the Committee, and delivered a fully executed copy thereof to the Company and otherwise complied with the then applicable terms and conditions of such Award within the time permitted by the Committee.  The terms and conditions of each such LTIP Unit Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and Participants.

(ii)           CALCULATION OF RESERVED SHARES.  For purposes of calculating the number of Shares underlying an Award of LTIP Units relative to the total number of Shares reserved and available for issuance under Section 4(a) of the Plan, the Committee shall establish in good faith the maximum number of Shares to which an Eligible Person receiving such Award may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria.  If and when any such conditions are no longer capable of being met, in whole or in part, the number of Shares underlying an Award of LTIP Units shall be deemed to be reduced accordingly and the related Shares shall be added back to the Shares otherwise available for issuance under the Plan.  LTIP Units may be granted either alone or in addition to other Awards granted under the Plan.  The Committee shall determine the Eligible Persons to whom, and the time or times at which, Awards of LTIP Units shall be made; the number of LTIP Units to be granted; the price, if any, to be paid by the Eligible Person for the acquisition of such LTIP Units; and the restrictions and conditions applicable to such LTIP Units.  Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives, with related length of the service period for vesting, minimum or maximum performance thresholds, measurement procedures and length of the performance period to be established by the Committee at the time of grant in its sole discretion.  The provisions of the grant of LTIP Units need not be the same with respect to each Eligible Person.

(iii)          RESTRICTIONS.  LTIP Units awarded under this Plan may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, except as specifically provided herein or in the LTIP Unit Award Agreement.  The Committee at the time of the Award shall specify the date or dates and/or the attainment of performance goals, objectives, and other conditions on which such restrictions and the Company’s or Operating Partnership’s right of repurchase or forfeiture, if any, shall lapse.

(iv)          PAYMENT.  Except as may be otherwise determined by the Committee and provided in an Award Agreement (or as required in order to satisfy the tax withholding obligations imposed under Section 8(c) of this Plan), Participants granted Awards of LTIP Units will be required to make the payment or provide the consideration to the Operating Partnership as provided in the Award Agreements for such Awards.

(v)           FORFEITURE.  Subject to the provisions of Section 5(e)(vi), upon termination of the Participant’s employment for any reason prior to the expiration or other termination of the restrictions described in Section 5(e)(iii), the LTIP Units with respect to which such restrictions have not yet expired or been terminated shall be treated in the manner set forth in the applicable Award Agreement.

(vi)          WAIVER OF RESTRICTIONS.  In the event of a Participant’s normal retirement, permanent total disability, or death, or in the cases of special circumstances, the Committee, in its sole discretion, may waive in whole or in part any, or all, remaining restrictions and conditions applicable to such Participant’s LTIP Units.

6.                                      CERTAIN PROVISIONS APPLICABLE TO AWARDS.

(a)           STAND-ALONE, ADDITIONAL, TANDEM AND SUBSTITUTE AWARDS.  Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, a predecessor of the Company or any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company, a predecessor of the Company or any Subsidiary or Affiliate.  Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards.  The per Share exercise price of any Option, or purchase price of any other Award conferring a right to purchase Shares, which is granted in connection with the substitution of awards granted under any other plan or agreement of the Company, a predecessor of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate shall be determined by the Committee, in its discretion.

(b)           TERMS OF AWARDS.  The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

(c)           FORM OF PAYMENT UNDER AWARDS.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, notes or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis.  The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

(d)           NONTRANSFERABILITY.  Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative.  An Eligible Person’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person’s creditors.

7.                                      CHANGE OF CONTROL PROVISIONS.

(a)           ACCELERATION OF EXERCISABILITY AND LAPSE OF RESTRICTIONS; CASH-OUT OF AWARDS.  Unless otherwise provided by the Committee at the time of the Award grant, all outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited (including, but not limited to, restrictions upon the sale or transfer of Restricted Shares) shall become fully exercisable at the time of a Change of Control.

(b)           DEFINITIONS OF CERTAIN TERMS.  For purposes of this Section 7, the following definitions, in addition to those set forth in Section 2, shall apply:

(i)            “Change of Control” means and shall be deemed to have occurred if:

(A)          any Person (within the meaning of the Exchange Act), other than the Company or a Permitted Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing more than 20 percent or more of the total voting power of all the then-outstanding Voting Securities; or

(B)           during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of 66 2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office;

(C)           the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or a Subsidiary, reverse split of any class of Voting Securities, or an acquisition of securities or assets by the Company or a Subsidiary, or consummation of any such transaction if stockholder approval is not obtained, other than

(D)          (I) any such transaction in which the holders of outstanding Voting Securities immediately prior to the transaction receive (or, in the case of a transaction involving a Subsidiary and not the Company, retain), with respect to such Voting Securities, voting securities of the surviving or transferee entity representing more than 60 percent of the total voting power outstanding immediately after such transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (II) any such transaction which would result in Permitted Persons beneficially owning more than 50 percent of the voting securities of the surviving entity outstanding immediately after such transaction, or (III) the merger of

Corporate Office Properties Trust, Inc. indirectly with and into the Company; or

(E)           the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets other than any such transaction which would result in Permitted Persons owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction.

(ii)           “Permitted Person” means (a) a majority-owned subsidiary of the Company; (b) an employee or group of employees of the Company or any majority-owned subsidiary of the Company; (c) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; (d) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities; (e) the Operating Partnership; or (f) Jay H. Shidler, Clay W. Hamlin III, Westbrook Real Estate Fund I, L.P. or Westbrook Real Estate Co. Investment Partnership I, L.P. or any corporation, partnership, trust, estate or other legal entity controlled by any of the foregoing Persons (or jointly controlled by Messrs. Shidler and Hamlin).

(iii)          “Voting Securities or Security” means any securities of the Company or a Subsidiary or Affiliate which carry the right to vote generally in the election of directors.

8.                                      GENERAL PROVISIONS.

(a)           COMPLIANCE WITH LEGAL AND TRADING REQUIREMENTS.  The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company or a Subsidiary or Affiliate under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.  The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations.  No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law.

(b)           NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.  Neither the Plan nor any action taken thereunder shall be construed as giving any employee or director the right to be retained in the employ or service of the Company or any Subsidiary or Affiliate, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate any employee’s or director’s employment or service at any time.

(c)           TAXES.  The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Subsidiary or Affiliate and any Eligible Person to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations.

(d)           CHANGES TO THE PLAN AND AWARDS.  The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders of the Company or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.  The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

(e)           NO RIGHTS TO AWARDS; NO SHAREHOLDER RIGHTS.  No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees.  No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

(f)            UNFUNDED STATUS OF AWARDS.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(g)           NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(h)           NOT COMPENSATION FOR BENEFIT PLANS.  No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees or directors unless the Company shall determine otherwise.

(i)            NO FRACTIONAL SHARES.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)            GOVERNING LAW.  The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of New York without giving effect to principles of conflict of laws.

(k)           EFFECTIVE DATE; PLAN TERMINATION.  The Plan shall become effective upon its approval by shareholders of the Company (the “Effective Date”).  The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.

(l)            TITLES AND HEADINGS.  The titles and headings of the sections in the Plan are for convenience of reference only.  In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.